Prospectus Supplement	January 11, 2022

Floating Rate Income Fund
Prospectus dated June 30, 2021

Paul Scanlon, who is currently a portfolio manager of the fund, will retire as a portfolio manager of the fund effective March 31, 2022.

Effective March 31, 2022, the sub-section Your fund’s management in the section Fund summary is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Robert Salvin, Co-Head of Corporate and Tax-exempt Credit, portfolio manager of the fund since 2008

Norman Boucher, Portfolio Manager, portfolio manager of the fund since 2008

Scott D’Orsi, Portfolio Manager, portfolio manager of the fund since 2022

Sub-advisor

Putnam Investments Limited*

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

Effective March 31, 2022, the sub-section The fund’s investment manager – Portfolio managers in the section Who oversees and manages the fund? is replaced in its entirety with the following:

• Portfolio managers. The officers of Putnam Management identified below are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio	Joined
managers	fund	Employer	Positions over past five years
Robert	2008	Putnam Management	Co-Head of Corporate and
Salvin		2000–Present	Tax-exempt Credit
Norman	2008	Putnam Management	Portfolio Manager
Boucher		1998–Present
Scott	2022	The Putnam Advisory Company, LLC	Portfolio Manager
D’Orsi		2021–Present
		First Eagle Investment Management	Managing Director, CLO Portfolio
		2004–2020	Manager and Head of Liquid Loans

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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Statement of Additional Information Supplement	January 11, 2022
Putnam Floating Rate Income Fund
Statement of Additional Information dated June 30, 2021

Effective March 31, 2022, the sub-sections Other accounts managed and Ownership of securities in the PORTFOLIO MANAGERS section are supplemented to reflect that the fund’s portfolio managers are now Robert Salvin, Norman Boucher, and Scott D’Orsi. These sub-sections below are also supplemented solely with regard to Mr. D’Orsi as follows:

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s portfolio manager managed as of November 30, 2021. The other accounts may include accounts for which this individual was not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Other accounts (including
separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
manager	end and closed-end funds		client		contribution plan offerings)
	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets
Scott D’Orsi	0	$0	0	$0	1	$1,100,000

Ownership of securities

The dollar range of shares of the fund owned by Mr. D’Orsi as of November 30, 2021, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was $0.

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